UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONMED CORPORATION

(Name of Registrant as Specified In Its Charter)

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☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

styleINA P.O. BOX 8016, CARY, NC 27512-9903 Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders CONMED Corporation Meeting To Be Held On May 20, 2025 For Stockholders of record as of March 24, 2025 Annual Meeting of Stockholders To order paper materials, use one of the Tuesday, May 20, 2025 1:30 PM, Eastern Daylight Time CONMED Headquarters 11311 Concept Blvd., Largo, FL 33773 and live via the Internet. Please following methods. visit www.proxydocs.com/CNMD for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/CNMD Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/CNMD directions to attend the meeting go to www.proxydocs.com/CNMD To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the internet. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 9, 2025. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

CONMED Corporation Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1. To elect eight directors to serve on the Company’s Board of Directors. 1.01 Patrick Beyer 1.02 David Bronson 1.03 Brian P. Concannon 1.04 LaVerne Council 1.05 Charles M. Farkas 1.06 Martha Goldberg Aronson 1.07 Mark Kaye 1.08 Barbara J. Schwarzentraub 2. Advisory Vote on Named Executive Officer Compensation; 3. To approve the 2025 Long-Term Incentive Plan; 4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; 5. To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.